UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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CHINA HEALTH CARE CORPORATION
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA HEALTH CARE CORPORATION
T Plaza Center, Suite 400
15950 North Dallas Parkway
Dallas, Texas 75249

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 8, 2009 at 10:00 a.m. (Hong Kong Time)

NOTICE IS HEREBY GIVEN that China Health Care Corporation, a Wyoming corporation, will hold its annual meeting of stockholders on April 8, 2009 at 10:00 a.m. (local time) at Room 904, Tung Wai Commercial Building, 109 – 111 Gloucester Road, Wan Chai, Hong Kong (the “Meeting”). The Meeting is being held for the following purposes:

1.	To elect Wong Yuen Yee, Gerald Lau and Andrew B. Kramer to serve as directors of our company;

2.	To ratify the appointment of Samuel H. Wong & Co., LLP as the independent auditors of our company for the ensuing year; and

3.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on March 19, 2009 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: March 20, 2009.

By Order of the Board of Directors,

/s/ Wong Yuen Yee
Wong Yuen Yee
Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Shareowners Meeting to Be Held on April 8, 2009—the proxy statement and the annual report are available at http://materials.proxyvote.com/16944N

CHINA HEALTH CARE CORPORATION
T Plaza Center, Suite 400
15950 North Dallas Parkway
Dallas, Texas 75249

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on April 8, 2009 at 10:00 a.m. (local time) at Room 904, Tung Wai Commercial Building, 109 – 111 Gloucester Road, Wan Chai, Hong Kong, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about March 27, 2009 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to “we”, “us” “our” and “China Health” refer to China Health Care Corporation.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the “Common Stock”) as of the close of business on March 19, 2009 (the “Record Date”). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the March 19, 2009 record date, there were 50,148,000 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is one tenth of the outstanding shares of our company entitled to vote, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 and 2 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Pacific Stock Transfer, 500 E. Warm Springs Road, Suite 240, Las Vegas NV 89119, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the March 19, 2009 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Wyoming law, or under our Articles, or our bylaws in connection with the matters to be voted on at the Meeting.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our Common Stock beneficially owned on March 19, 2009 for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of March 19, 2009, we had 50,148,000 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Faith Lam Rm 2303, Po Shan House, Po Pui Court, Kwun Tong, Hong Kong	Common Share	178,800	0.36%
Andrew B. Kramer 622 Third Avenue 32nd Floor New York, NY 10017	Common Share	262,000	0.52%
Wong Yuen Yee Flat E, 12/F, Monticello, 48 Kennedy Road, Wanchai, Hong Kong	Common Share	0	0%
Gerald Lau Rm 903, Tung Wai Commercial Building 109 – 111 Gloucester Road Wan Chai, Hong Kong	Common Share	0	0%
Directors and Executive Officers as a Group	Common Share	440,800	0.88%
Autoscale Resource Ltd. Rm 903, Tung Wai Commercial Building 109 – 111 Gloucester Road Wan Chai, Hong Kong	Common Share	12,000,000	23.9%
Gerald W. Williams 5728 – 125A Street Surrey, BC V3X 3G8	Common Share	4,000,000	7.8%

(1) Based on 50,148,000 shares of Common Stock outstanding as of March 19, 2009. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

PROPOSALS

Proposal 1 - Election Of Directors

Our bylaws provide for our Board to consist of at least one director. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. We currently operate with a Board of three directors.

The nominees for election at the Meeting to fill the positions on the Board are Gerald Lau, Wong Yuen Yee and Andrew B. Kramer. If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

The Board unanimously recommends a vote “FOR” the nominees: Gerald Lau, Wong Yuen Yee and Andrew B. Kramer.

For further information, please refer to the heading below “Directors and Executive Officers”.

Proposal 2 - Ratification Of Appointment Of Independent Auditor

On September 15, 2008, our board of directors approved the dismissal of Cordovano and Honeck LLP as our independent auditors and appointed Samuel H. Wong & Co., LLP, to serve as our independent auditors until our next Annual Meeting.

There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure during the two fiscal years and interim periods, including the interim period up through the date the relationship ended with Cordovano and Honeck LLP.

Stockholder ratification of the appointment of Samuel H. Wong & Co., LLP as our independent auditors is not required by our bylaws or otherwise. However, the Board is submitting the selection of Samuel H. Wong & Co., LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Our Board has considered and determined that the services provided by Samuel H. Wong & Co., LLP are compatible with maintaining the principal accountant’s independence.

Representatives of Samuel H. Wong & Co., LLP are not expected to be present at the Meeting.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Samuel H. Wong & Co., LLP as our independent auditors for the ensuing fiscal year.

For further information, please refer to the heading below “Independent Public Accountants”.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and directors. All of our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name	Position Held with Our Company	Age	Date First Elected or Appointed
Faith Lam	Director of Accounting and Procurement Interim Chief Executive Officer and Interim Chief Financial Officer	41	July 24, 2008 February 1, 2009
Wong Yuen Yee	Director	46	July 24, 2008
Gerald Lau	Director	51	March 11, 2009

Andrew B. Kramer	Director	46	July 24, 2008

Faith Lam, Interim Chief Executive Officer and Interim Chief Financial Officer

Faith Lam has had a long career in Auditing since 1990. In 1994, he joined Deloitte Touche Tohmatsu, one of top four auditing firms in Hong Kong. Prior to joining our group, Mr. Lam was a government qualified accountant of a public company listed on the main board of the Stock Exchange of Hong Kong. Mr. Lam graduated from Hong Kong Shue Yan College (the predecessor of Hong Kong Shue Yan University) in 1990 majoring in Accounting. He is a Certified Public Accountant of the Hong Kong Institute of Certified Public Accountants and a fellow member of The Association of Chartered Certified Accountants.

Wong Yuen Yee, Director

Ms. Y. Y. Wong has over fifteen years of practical business experience in the PRC. She is responsible for the overall strategic planning and development of UPMG. In addition to the position held at UPMG, Ms. Wong founded Inno-tech Holdings Ltd. (8202.HK), which was successfully listed in the Hong Kong Growth Enterprise Market (“GEM”) market in 2002. Ms. Wong is the Chairman of Inno-Tech Holdings Ltd. - a listed company on the Share Exchange of Hong Kong focusing on sales and marketing of innovative smart home products in the PRC and also the acquisition, development and management of budget hotels in the PRC. Ms. Wong graduated from the University of Hong Kong with a Bachelor of Social Science degree and a Masters degree in Business Administration. She is enthusiastic about the welfare of China’s women and children. Ms. Wong is a Director of the Shanghai Soong Ching Ling Foundation. The foundation is dedicated to developing the welfare of Chinese women and children.

Gerald Lau, Director

Mr. Gerald Lau is a Chief Executive Officer and Director of Biopack Environmental Solutions Inc. (a publicly listed OTC Bulletin Board company) since March 27, 2007, where he is responsible for accounting functions, as well as overall financial planning and management. During the period of November 2004 to June 2006, Mr. Lau served as a director for Good Value International Limited, Good Value Galaxy Limited and Joint Eagle Investment Limited. From November 2002 to October 2004, he served as an executive director of GIN International Limited, a Hong Kong based company specializing in SMS text messaging services. While with GIN International Limited, Mr. Lau was responsible for the general administration and accounting matters. Mr. Lau was awarded a bachelors degree in Business Administration majoring in Business Economics & Quantitative Methods at University of Hawaii at Manoa in August 1981.

Andrew B. Kramer, Director

Mr. Andrew Kramer is a Registered Investment Advisor. He is President and Portfolio Manager at Kramer Capital Management an investment firm managing over 100 million dollars. Mr. Kramer has been an investment professional for over twenty years the last 15 he has been associated with Third Avenue Management, the value investment firm founded by the legendary value investor Martin J. Whitman. In addition to Kramer’s duties at Kramer Capital he chairs The Board of Trustees of a 12 million dollar annual budget non profit organization and is a board member of various private companies. He was a graduate of Colgat University 1984 with a double major in English and History.

Transactions with related persons, promoters and certain control persons.

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction during the year ended September 30, 2008, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last two completed fiscal years.

On June 20, 2007, Inno-Tech Holdings Limited (“Innotech”), a shareholder of the Company, loaned $772,777 (equivalent to HK$6,000,000) to UPMG for use as working capital and the repayment date is June 22, 2008. Pursuant to an agreement dated

April 29, 2008 signed between Innotech and UPMG for the extension of loan repayment, it is agreed that repayment of full amount of the above-mentioned loans is extended as scheduled below:

Date of Loan Agreement	Loan Amount ($)	Original Repayment Date	New Repayment Date
June 20, 2007	$772,777 (HK$ 6,000,000)	June 22, 2008	June 22, 2009

On January 10, 2008, Innotech loaned $384,615 (equivalent to HK$3,000,000) to UPMG with the repayment date on January 9, 2009. On January 25, 2008, Innotech loaned another $512,820 (equivalent to HK$4,000,000) to UPMG with the repayment date on January 24, 2009. Pursuant to an agreement dated April 29, 2008 signed between Innotech and UPMG for the extension of loan repayment, it is agreed that repayment of full amount of the above-mentioned loans is extended as scheduled below:

Date of Loan Agreement	Loan Amount ($)	Original Repayment Date	New Repayment Date
January 10, 2008	$384,615 (HK$3,000,000)	January 9, 2009	July 9, 2009
January 25, 2008	$512,820 (HK$4,000,000)	January 24, 2009	July 24, 2009

Responsibility of the Board and Management

The Board and management address individual transactions with affiliates on their merits taking into consideration our Code of Business Conduct and Ethics and Compliance Program. We have no policy regarding entering into transactions with affiliated parties.

Conduct of Business

All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and the By-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Family Relationships

There are no family relationships among our directors, director nominees or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, executive officers, promoters or control persons has been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding, excluding traffic violations and other minor offences;

3.

being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended September 30, 2008, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Required Forms
Gerald W. Williams	2(1)	2(1)	N/A
Roy D. West	2(2)	2 (2)	N/A
Henry J. Macfarland	1(3)	1(3)	1
Edwin Chan	1(3)	1(3)	1
Kenneth Lee	1(3)	1(3)	1
Pang Siew Man	1(3)	1(3)	N/A
Wong Yuen Yee	1(3)	1(3)	N/A
Wong Yao Ying	1(3)	1(3)	N/A
Gerald Lau	1(3)	1(3)	1
Andrew B. Kramer	1(3)	1(3)	1

(1) Gerald W. Williams filed a late Form 3 – Initial Statement of Beneficial Ownership of Securities and a late Form 4 – Statement of Changes in Beneficial Ownership.

(2) Roy D. West filed one late Form 3 – Initial Statement of Beneficial Ownership of Securities and 1 late Form 4s - Statement of Changes in Beneficial Ownership.

(3) The named executive officer or director filed a late Form 3 – Initial Statement of Beneficial Ownership of Securities.

Code of Ethics

Our board of directors on April 30, 2005 adopted a formal written Code of Business Conduct and Ethics and Compliance Program for all officers, directors and senior employees. Our Code of Business Conduct and Ethics and Compliance Program was filed as an exhibit to our annual report on 10-KSB filed with the Securities and Exchange Commission on August 28, 2007.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Director Independence

We currently act with three directors, consisting of Wong Yuen Yee, Gerald Lau and Andrew B. Kramer. We have determined that Wong Yuen Yee, Gerald Lau and Andrew B. Kramer are “independent directors” as defined in NASDAQ Marketplace Rule 4200(a)(15).

Committees of the Board

All proceedings of our board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the state of Wyoming and the bylaws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by our directors.

Our company does not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors. The directors believe that, given the early stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. Our directors assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our Chief Executive Officer, at the address appearing on the first page of this proxy statement.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended September 30, 2008; and

  up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, of our years ended September 30, 2008 and 2007, are set out in the following summary compensation tables:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensat- ion ($)	Non- qualified Deferred Compensat- ion Earnings ($)	All Other Compens- ation ($)	Total ($)
Gerald W. Williams Former President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director (1)	2008 2007	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Henry J. Macfarland Former Chief Executive Officer(1)(2)	2008 2007	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	127,733 Nil	127,733 Nil
Pang Siew Man Former Chief Executive Officer(5)(6)	2008 2007	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Edwin Chan Former Chief Financial Officer(4)(6)	2008 2007	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	49,336 Nil	49,336 Nil
Dr. Kenneth Lee Former Chief Operating Officer (3)(6)	2008 2007	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	135,010 102,657	135,010 102,657
Faith Lam Interim Chief Executive Officer and Interim Chief Financial	2008 2007	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year ($)	Salary	Bonus ($)	Share Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensat- ion ($)	Non- qualified Deferred Compensat- ion Earnings ($)	All Other Compens- ation ($)	Total ($)
Officer(6)

(1)

Mr. Williams resigned as our president, chief executive officer, secretary and treasurer on July 24, 2008 when Henry J. Macfarland was appointed as chief executive officer of our company following the closing of the share exchange agreement.

(2)

On October 15, 2007, United Premier Medical Group Limited and Stonebridge Healthcare Consulting, LLC entered into a consulting agreement concerning the engagement of Mr. Henry J. Macfarland as the Chief Executive Officer of United Premier Medical Group Limited and its subsidiaries and provision of related consulting services. An hourly fee of $150 but not to exceed a maximum of $1,200 per day is paid as the sole compensation for these consulting services. There is no arrangement or plan in which pension, retirement or similar benefits under this agreement.

(3)

On October 26, 2006, United Premier Medical Group (Hong Kong) Limited and American-Sino Human Resources Consulting & Management (Shanghai) Ltd. entered into a management service agreement concerning the appointment of Dr. Kenneth K. Lee as the Chief Operating Officer of United Premier Medical Group Limited and its subsidiaries and provision of related consulting services. A combined management and clinical service fee of about $10,355 will be paid per month as the sole compensation for these consulting services. There is no arrangement or plan in which pension, retirement or similar benefits under this agreement. On June 1, 2007, United Premier Medical Group International Limited and American-Sino Internationalization Consulting & Management Limited entered into a management agreement for the renewal of the agreement dated October 26, 2006 for the appointment of Dr. Kenneth Lee as the Chief Operating Officer of United Premier Medical Group Limited and its subsidiaries and provision of related consulting services. A combined management and clinical service fee of about $10,355 is paid per month as the sole compensation for these consulting services. There is no arrangement or plan in which pension, retirement or similar benefits under this agreement.

(4)

On November 1, 2007, UPMG (International) Limited and Asset Spring Investments Ltd. entered into a consulting agreement concerning the engagement of Mr. Chan Kam-fai, Edwin as the Chief Financial Officer of United Premier Medical Group Limited and its subsidiaries and provision of related consulting services. A monthly consulting fee of about $4,493 is paid as the sole compensation for these consulting services. There is no arrangement or plan in which pension, retirement or similar benefits under this agreement.

(5)

On October 1, 2008, the Company entered into an employment agreement with Mr. Pang Siew-man as the Chief Executive Officer of the Company and its subsidiaries with a monthly compensation of $15,384 plus two months salary as the bonus. Mr. Pang is also entitled to a total of 500,000 share options of the Company exercisable at $0.70 after the first anniversary of his employment with the Company. These options terminated upon Mr. Pang’s resignation on February 1, 2009. There is no arrangement or plan in which pension, retirement or similar benefits under this agreement.

(6)

On February 1, 2009, Mr. Siew Man Pang resigned as our Chief Executive Officer, Mr. Edwin Chan resigned as our Chief Financial Officer and Mr. Kenneth Lee resigned as our Chief Operating Officer. As a result of these resignations, Mr. Faith Lam was appointed as our Interim Chief Executive Officer and Interim Chief Financial Officer.

Stock Option Plan

We do not have any other stock option plan in favor of our directors, other officers, consultants or employees of our company.

Stock Options/SAR Grants

We did not grant any options or stock appreciation rights during our fiscal year ended September 30, 2008.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

There were no options exercised during our fiscal year ended September 30, 2008 by any officer or director of our company.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

INDEPENDENT PUBLIC ACCOUNTANTS

Fees

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with Securities and Exchange Commission filings.

Audit-Related Fees. This category includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under Audit Fees, and describes the nature of the services comprising the fees disclosed under this category.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning, and describes the nature of the services comprising the fees disclosed under this category.

All Other Fees. This category includes products and services provided by the principal accountant, other than the services reported under Audit Fees, Audit-Related Fees or Tax Fees.

Our former independent public accountants provided audit and other services during the fiscal years ended September 30, 2008 and 2007 as follows:

	Year Ended
	September 30, 2008	September 30, 2007
Audit Fees	$75,000	$25,000
Audit Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$75,000	$25,000

We do not use Samuel H. Wong & Co., LLP for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Samuel H. Wong & Co., LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Samuel H. Wong & Co., LLP is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

-	approved by our audit committee (which consists of our entire Board); or

-

entered into pursuant to pre-approval policies and procedures established by the Board, provided the policies and procedures are detailed as to the particular service, the Board is informed of each service, and such policies and procedures do not include delegation of the Board' responsibilities to management.

The Board pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board either before or after the respective services were rendered.

The Board has considered the nature and amount of fees billed by Samuel H. Wong & Co., LLP and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Samuel H. Wong & Co., LLP’s independence.

INDEBTEDNESS OF MANAGEMENT

None of our directors, officers or employees, or any of our former directors, officers and employees, and none of the proposed nominees for election, or any of the associates of any such persons is or has been indebted to our company or its subsidiaries at any time since the beginning of our last completed financial year and no indebtedness remains outstanding as at the date of this proxy statement.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

We did not hold an annual general meeting for the year ended September 30, 2007. As a result, the deadline for the Company to receive shareholder proposals for presentation at the annual meeting of shareholders to be held in 2010 is a reasonable period of time before the Company begins to print and mail out proxy materials for that annual meeting. The Company anticipates that the mail out of proxy materials for next year's annual meeting of shareholders will occur in March 2010. Accordingly, to be eligible for inclusion in our 2010 proxy statement, your proposal must be received by us no later than February 2010, and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2010 annual meeting, you must notify us in writing and such notice must be delivered to or received by our President no later than February 2010. While the Board will consider stockholder proposals, we reserve the right to omit from our 2010 proxy statement stockholder proposals that are not required to be included under the Exchange Act, including Rule 14a-8 of the Exchange Act.

STOCKHOLDER COMMUNICATIONS

We do not currently have a process that provides for stockholders to send communications, including recommendations and nominations, to the Board. The Board does not believe that it is necessary to have such a policy because current management is capable of responding to any questions or concerns of stockholders. In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given our current size.

“HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

ANNUAL REPORT

Attention is directed to the financial statements contained in our Annual Report to Shareholders for the year ended September 30, 2008. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all shareholders of record as at the close of business on March 19, 2009.

OTHER BUSINESS

In addition to the matters to be voted upon by the stockholders of our common stock, we will receive and consider both the Report of the Board to the stockholders, and the audited financial statements of our company for the fiscal year ended September 30, 2008, together with the auditors’ report thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Wong Yuen Yee
Wong Yuen Yee
Director

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF
CHINA HEALTH CARE CORPORATION
(the “Company”)

TO BE HELD AT Room 904, Tung Wai Commercial Building, 109 – 111 Gloucester Road, Wan Chai, Hong Kong
ON Wednesday, April 8, 2009 at 10:00 a.m. (local time)
(the “Meeting”)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Faith Lam, an officer of the Company, or failing this person, Gerald Lau, a director and officer of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned appoints Faith Lam and Gerald Lau as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of China Health Care Corporation (the "Company") held of record by the undersigned on March 19, 2009, at the Annual Meeting of Stockholders to be held at Room 904, Tung Wai Commercial Building, 109 – 111 Gloucester Road, Wan Chai, Hong Kong, on April 8, 2009, or any adjournment thereof.

[ ]           Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m., April 6, 2009 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

	For	Withhold

PROPOSAL 1: Election of Directors

Nominees:

Wong Yuen Yee	[ ]	[ ]

Gerald Lau	[ ]	[ ]

Andrew B. Kramer	[ ]	[ ]

PROPOSAL 2: Appointment of Independent Auditors

To ratify the selection of Samuel H. Wong & Co., LLP	[ ]	[ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: ____________________________________	Signature: ____________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.           This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.           If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.           A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.           A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)           appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)           appoint another proxyholder.

5.           The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Pacific Stock Transfer Company, by mail or by fax, at any time up to and including 10:00 a.m. (local time) on Monday, April 6, 2009, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Pacific Stock Transfer Company
500 E. Warm Spring Rd., Ste. 240
Las Vegas, Nevada, 89119
Fax: 702.433.1979